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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 22, 2001 relating to the combined financial statement schedule of El Paso Corporation (the "Company"), which appears in the Company's Current Report on Form 8-K/A dated May 17, 2001.



/s/ PricewaterhouseCoopers LLP


Houston, Texas
June 29, 2001